UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

BOSTON COMMON
ESG IMPACT INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
ESG IMPACT U.S. EQUITY FUND
(BCAMX)

SEMI-ANNUAL REPORT

March 31, 2021

Table of Contents

Message from the Adviser	1
Boston Common ESG Impact International Fund
Investment Outlook	6
Management’s Discussion	9
Country Allocation	11
Schedule of Investments	12
Boston Common ESG Impact U.S. Equity Fund
Investment Outlook	14
Management’s Discussion	16
Sector Allocation	18
Schedule of Investments	19
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	27
Expense Examples	37
Additional Information	39
Privacy Notice	Inside Back Cover

Important Notice:
As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Boston Common ESG Impact International Fund and Boston Common ESG Impact U.S. Equity Fund’s (the “Funds”) shareholder reports are no longer sent by mail, unless you have specifically requested paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Funds’ website (www.bostoncommonfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Funds at (877) 777-6944.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling (877) 777-6944.

BOSTON COMMON ESG IMPACT FUNDS

Message from the Adviser

Dear Fellow Investors,

The past twelve months have been challenging and tumultuous because of the pandemic, its economic fallout, and a reckoning on systemic racism and injustice. The vaccine rollout has brought signs of economic normalization and global equity markets have rebounded with some reaching new highs. While the immediacy of the pandemic health care crisis remains in the spotlight, we maintain our focus on the great systemic risks of our time: addressing climate change, combatting widespread inequity, and fostering a just, green recovery. Please read further for more details on these topics.

As climate change and rising carbon concentrations are cumulative, year 2050 net-zero commitments by companies and countries are encouraging but insufficient. We must act decisively today instead of waiting for straight-line abatement plans and back-end loaded solutions.

Boston Common Asset Management, LLC (“Boston Common”) has a long history of investing in companies accelerating the transition to a low carbon economy, including companies focusing on renewable energy, resource-efficiency, and circular economies. We fully divested from fossil fuels in 2019 and have been assessing and publicly disclosing our financed emissions since 2015.

As investors, we use our voice and capital to intentionally redirect corporate conduct, align industries with net-zero commitments, engage banking, insurance and other “enabling” industry groups, and support policies pricing carbon high enough to precipitate rapid transformation.

Global monetary easing and fiscal stimulus have partially offset pandemic-driven economic pressures, fostering a favorable investment backdrop. Despite the improving economy, however, the world’s central banks are eager to prevent long-term damage and scarring from the 2020 crisis and in many countries fiscal and recovery plans are aligned with a green transition. We recognize the potential for disruptive price increases as economic activity recovers sharply, but believe this is unlikely to result in runaway inflation. Our focus remains on careful stock selection and portfolio construction as we navigate the divergent economic trends ahead.

We seek attractively valued, sustainable companies addressing the world’s major environmental and social challenges by managing risks and capitalizing on opportunities by creating solutions. Our proactive stewardship and shareowner advocacy efforts address major systemic risks while creating meaningful improvements in portfolio companies, equipping and emboldening corporations to manage for a regenerative and inclusive future.

BOSTON COMMON ESG IMPACT FUNDS

Thank you for your interest and investment in the Boston Common ESG Impact Funds and for your continued support as we strive to achieve sustainable financial returns and social change.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
International Strategies

BOSTON COMMON ESG IMPACT FUNDS

Fund Shareowner Engagement

Below, we showcase examples of how our shareowner voice can add value through targeted company and industry engagement and dialogue efforts.

Current Events:
• Human Rights in the Xinjiang Uyghur Autonomous Region

China is facing external pressures related to its treatment of Uyghurs in Xinjiang. Boston Common joined the Investor Alliance on Human Rights (“IAHR”) in leading outreach to several apparel and technology companies** on addressing human rights abuses in the Xinjiang region by mapping supply chains, disengaging with customers & suppliers in the region, and publicly disclosing these efforts. adidas, PVH, and TJX no longer have business relationships in this region.

**adidas, PVH, TJX, Alphabet, Apple, Microsoft

• Corporate Political & Lobbying Practices

In the aftermath of the January 6th Capital riot, Boston Common asked several U.S. portfolio holdings, such as 3M, Home Depot, Microsoft, and Verizon, to stop political donations to representatives who opposed the election results and to consider closing their corporate Political Action Committees (PACs).  Microsoft suspended its PAC contributions to these individuals for the 2022 election cycle and will make further changes in the coming months.

Shareholder Resolutions
Shareholder resolutions are one of the tools we use in the U.S. market to achieve impact in public equities. These engagements can be shorter-term in nature and reflect a specific “ask” of companies. Filing a resolution is one way through which we seek to encourage a company’s management to engage in dialogue. We withdraw shareholder resolutions if the company demonstrates a willingness to make changes and improve on current practices. When there is no substantial interaction, the resolutions filed with a company will be voted on at the annual shareholder meeting.

Boston Common files numerous shareholder resolutions each year. For the 2021 Proxy Season, Boston Common came to agreements with six companies with which we filed shareholder proposals. Proposals were withdrawn in response to new commitments and progress on key issues:

√	Citigroup committed to net zero Green House Gas (“GHG”) emissions by 2050 and will release plans for achieving this later in 2021.

√
3M enhanced its lobbying disclosure by expanding disclosure of 501(c)4 organization support, and confirming the company will not engage in grassroots lobbying and will not use trade association membership dues for campaign purposes.

BOSTON COMMON ESG IMPACT FUNDS

√	Gilead and Regeneron increased disclosure on access strategies for COVID-19 (“COVID”) therapeutics.

√
Booking.com improved its climate-related disclosures – focused on assessing and managing GHG emissions across its operations and customer base. The company has agreed to continue dialogue through 2021.

√
Advanced Auto Parts (“AAP”) committed to joining the Science-Based Targets Initiative, establishing a GHG reduction target, increasing renewable energy use, and improving energy efficiency. In the coming year, AAP will publish plans to reduce its total contribution to climate change.

Remaining shareholder resolutions will be voted on at upcoming company annual meetings, including Merck, Danaher, Google parent Alphabet, Apple, Adobe, and The Home Depot.

Maturing Approach to Environment, Social and Governance (“ESG”) Oversight and Disclosure in Asia and in Emerging Markets
In the second half of 2020, Boston Common actively engaged our Emerging Market and Asian holdings including NTT (Nippon Telegraph and Telephone), Sundrug, Taiwan Semiconductor, and Xinyi Solar on advancing ESG oversight, management, and disclosure. This includes guidance related to future ESG disclosure, assessing and setting metrics and targets, and establishing clear oversight on ESG/Sustainability strategy. One clear priority is climate, with net zero carbon goals being set in countries like China and Japan. We continued our multi-year dialogue with Bank Rakyat (BRI) on how they are addressing deforestation risk related to lending to commodities producers, including palm oil.

Workplace Racial Equity: Progress Update
Despite widespread corporate adoption of diversity initiatives in recent years, the retention and promotion of employees of color have remained relatively low, with the percentage of Black managers in large U.S. companies remaining stagnant since the 1980s. Looking to disrupt this inertia and begin moving the needle forward, we launched our Workplace Racial Equity Initiative last spring, with a targeted outreach to nine companies to address accountability, reporting, and culture. Here are some of our early findings:

•	Seven of nine companies surveyed have board-level accountability through Compensation, Corporate Responsibility, or Nominating & Governance Committees

•	One third of companies had previously published their EEO-1 data: employment data categorized by race/ethnicity, gender, and job category

BOSTON COMMON ESG IMPACT FUNDS

•	Five of nine companies have established quantitative metrics for increased ethnic minority representation, while only two of nine link compensation or objectives to goals

•	Across all nine companies, systematic approaches for non-discrimination, equal opportunity, and retention saw weak responses

What’s Next? As we move into the next phase of our Workplace Racial Equity Initiative, we will leverage its framework with a diverse set of companies. If 2020 was focused on awareness building and listening with employees and other key stakeholders, 2021 will focus on using this awareness to broaden our engagement across sectors, monitoring implementation progress for goals already established, and leveraging what we have learned as we expand our scope to include additional, much-needed interventions.

Boston Common joins the Net Zero Asset Managers Initiative alongside 73 global asset managers representing $32 trillion in assets under management. As signatories, Boston Common is committed to aligning our investments to net zero emissions and a 1.5 degrees Celsius scenario by 2050. Our engagement initiatives remain focused on addressing the systemic risks and impacts of the climate emergency.  At the same time, we engage companies on deforestation risk in multiple sectors, including Financials, and have started to explore incorporating biodiversity into our approach.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Investment Outlook

Global monetary easing and fiscal stimulus have offset some of the pressure from the pandemic and fostered a favorable investment backdrop. Rising inflation looks mostly transient, driven by commodity price recoveries and short-term supply chain disruptions. In our view, the most likely economic scenario includes a strong short-term rebound followed by a gradual normalization towards pre-pandemic growth trends. This outlook could be clouded by rising COVID cases and lockdown responses in various countries, including France and Germany, but we expect most advanced economies will have sufficient vaccines in the coming months to enable reopening and recovery.

In our opinion, a slow-growth, low-inflation economic outlook justifies higher scarcity values for companies with organic growth opportunities. Many government spending plans in Europe and Asia incorporate net zero carbon emissions goals, and we believe energy efficient equipment suppliers, renewable energy providers, and green chemical manufacturers are well positioned for healthy demand during the recovery and beyond. The Boston Common ESG Impact International Fund  (the “International Fund”) is relatively balanced with an overweight of the cyclical Industrial, Information Technology, and Financials sectors offset by an underweight of the Consumer Discretionary and commodity sectors.

In Europe, early efforts to vaccinate the population have disappointed, primarily driven by insufficient supplies. However, the European Union (the “E.U.”) expects 70% of adults to be inoculated by September 2021, supporting economic normalization. Europe’s leadership on environmental issues creates fertile ground for environmental solution providers to prosper. The International Fund has initiated new positions in Volvo, the world’s third-largest truck manufacturer, and Prysmian, a leading manufacturer of power distribution and telecommunication cables. Volvo is poised to benefit from both the economic recovery as well as global infrastructure development. With over five years of experience selling electric buses and last year’s launch of its electric truck line, we think Volvo is effectively managing the transition away from internal combustion engines. Demand for Prysmian’s products and services should be driven by the transition to sustainable infrastructure, including its cables that link offshore wind turbines to terrestrial infrastructure.

The United Kingdom (the “U.K.”) and E.U.’s post-Brexit agreement was finally concluded at the end of last year, setting forth a framework for the free trade of goods. Although the deal is relatively narrow, it removes immediate uncertainty. The International Fund has significant exposure to wind energy, electric vehicles, industrial energy efficiency, and the circular economy, and over the last six months has added exposure to European value stocks, especially in the Financial and Consumer sectors.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

In December, Japan’s Prime Minister Yoshihide Suga announced a green growth strategy to help the country achieve its 2050 carbon neutral target. Consistent with Europe’s approach, Japan aims to boost renewable energy’s share of power generation to over 50%, about triple the level of 2019. Transformation of the transport sector is another important element of the plan, including banning the sale of internal combustion engine cars by the mid-2030s.

We are mindful of Japan’s economic challenges, including a shrinking population and excess capacity, yet Japan’s market is more dynamic than its demographics; the country is home to global leaders in a variety of industries. A tendency to compete abroad, a culture of engineering excellence, a well-educated workforce, and a large domestic economy are a few of the factors that have contributed to Japan’s global success. The International Fund has considerable exposure to Japanese leaders in global industries including personal care, bike parts, musical instruments, and job search but remains underweight the country in aggregate compared to the MSCI EAFE® Index.

Countries are addressing COVID vaccine purchases in different ways within the ASIA PACIFIC and EMERGING MARKETS region. China and Russia pushed through their own vaccines before completing the final stage of clinical trials and have been distributing them to countries ranging from Argentina to the United Arab Emirates. Economic outlooks for the next year also will likely diverge based on the COVID situations in different countries. While China has recovered quickly, the International Monetary Fund (“IMF”) estimates that the rest of the Emerging Market economies will be 8% smaller than the level they were on track to achieve by 2024. Emerging Markets generally have less policy flexibility, since stimulus tends to cause currency depreciation. Since the unfettered spread of the coronavirus can lead to more dangerous variants, developed nations have self-interest and humanitarian reasons to help lower-income countries with their vaccination campaigns.

We have a favorable long-term view of emerging market growth and are overweight with a focus on consumer, technology, and financial companies. We recently purchased Oversea-Chinese Banking Corporation (OCBC), a high-quality Singaporean bank with exposure to emerging Asia. Singapore’s banking market is attractive based on the country’s political and legal stability and position as an Asian trading hub levered to an improving global economy. The bank has demonstrated prudent credit underwriting, including attention to environmental impact, and supports micro and small businesses in underserved markets, especially in Indonesia and Malaysia.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

The International Fund also bought Xinyi Solar, the world’s largest producer of solar glass. Solar energy has reached cost parity with fossil fuels in many locations, yet it only contributed about 1% of global energy in 2019. Given its cost competitiveness and rising regulatory mandates, we expect solar capacity will grow well over 10% annually for the next decade. While the solar panel industry is fragmented with many small competitors, the top two glass producers account for approximately 50% of the global solar glass market providing Xinyi with scale advantages in an industry with attractive supply and demand dynamics.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Management Discussion

For the six months ended March 31, 2021, the International Fund returned 15.67%, while the MSCI EAFE® Index (the “Index”) returned 20.08% over the same time frame. Rising commodity prices and an increase in long-term interest rates pressured some of the International Fund’s high-quality growth holdings and aided depressed cyclical value stocks, more heavily weighted in the Index. These market conditions have been challenging for the International Fund’s relative performance.

Stock selection in the Consumer Discretionary sector was the largest detractor from performance. The International Fund’s underweight and stock selection in the auto industry reduced results, as those stocks benefited from anticipation of economic re-opening. Alibaba was hurt by China’s regulatory pressure on its founder Jack Ma and its affiliate Ant Financial. adidas faced pressure in China related to its supply chain policy on human rights and underperformed its peers. Consumer Staples was also a drag, as household and personal care companies Kao and Unilever and food ingredient producer Kerry faced headwinds from investors’ shifting sentiment. Swedish personal care company Essity was held back by weakness in its professional hygiene business, which caters to hotels, restaurants, and offices.

From a regional perspective, Europe ex-U.K. was the largest detractor, as investors turned away from defensive holdings like German residential real estate company Vonovia and Health Care holdings Roche and Novo Nordisk. German software company SAP, the single largest detractor, disappointed investors with lower profit estimates as it transitions customers to cloud services.

Stock selection in the Financials sector was the top contributor to the International Fund’s returns. Dutch bank ING and French insurer AXA benefited from rising interest rates and the style rotation. Japanese diversified financial provider Orix was also strong. Indonesian Bank Rakyat and Indian HDFC Bank helped make Emerging Markets the key regional contributor. The Utilities sector also helped performance, as the International Fund’s one holding, Danish offshore wind farm developer Orsted, gained on higher forecasts for global wind power installations. Although the Information Technology sector experienced mixed results, companies exposed to the semiconductor industry are all benefiting from secular strength: Infineon Technology, Taiwan Semi, and ASML Holdings. In the U.K., British home builder Barratt Developments and sustainable packaging company DS Smith were additional top contributors.

In the last six months, the International Fund added to inexpensive financial holdings in Europe and Japan while selling two technology holdings, ASML and Keyence, after their long period of outperformance.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

The MSCI EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. Investment grade securities are securities that have been rated as having a relatively low risk of default. It is not possible to invest directly into an index.

EEO-1 report data is a compliance survey mandated by federal statue and regulations requiring company employment data to be categorized by race/ethnicity, gender and job category.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

COUNTRY ALLOCATION at March 31, 2021 (Unaudited)

Country	% of Net Assets[1]
Japan	18.7%
United Kingdom	12.7%
France	10.8%
Germany	10.0%
Sweden	7.0%
Netherlands	5.3%
Denmark	4.8%
Switzerland	3.9%
Hong Kong	3.6%
Singapore	3.1%
Finland	2.7%
China	2.6%
Australia	2.1%
Belgium	1.7%
Ireland	1.6%
Indonesia	1.5%
South Africa	1.4%
Taiwan	1.3%
Italy	1.3%
India	1.2%
Spain	0.8%

[1]	Excludes short-term investments and liabilities in excess of other assets.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited)

Shares		Value
COMMON STOCKS – 98.1%

Communication Services – 4.6%
374,160	Deutsche
	Telekom AG	$7,540,637
217,300	Nippon Telegraph
	& Telephone Corp.	5,606,757
3,624,400	Singapore
	Telecommunications
	Ltd.	6,585,749
		19,733,143
Consumer Discretionary – 10.8%
22,901	Adidas AG	7,154,090
25,365	Alibaba Group
	Holding
	Ltd. – ADR[1]	5,751,006
819,385	Barratt
	Developments PLC	8,428,250
25,546	Naspers Ltd. –
	Class N	6,118,533
25,500	Shimano, Inc.	6,090,428
193,685	Valeo SA	6,571,241
110,300	Yamaha Corp.	6,010,594
		46,124,142
Consumer Staples – 10.6%
301,321	Essity AB – Class A	9,523,298
109,300	Kao Corp.	7,232,236
55,396	Kerry Group PLC	6,918,379
85,700	Shiseido
	Company Ltd.	5,763,684
131,390	Sundrug
	Company Ltd.	4,813,678
194,740	Unilever NV – ADR	10,872,334
		45,123,609
Energy – 1.2%
3,168,000	Xinyi Solar
	Holdings Ltd.	5,251,118
		5,251,118
Financials – 19.9%
666,226	AIA Group Ltd.	8,152,455
511,635	AXA SA	13,734,493
64,990	HDFC Bank
	Ltd. – ADR	5,049,073
1,180,649	ING Groep NV	14,420,603
75,777	Macquarie
	Group Ltd.	8,833,987
615,500	ORIX Corp.	10,409,819
773,960	Oversea-Chinese
	Banking Corp Ltd.	6,771,382
20,538,200	PT Bank Rakyat
	Indonesia
	(Persero) Tbk.	6,230,968
254,619	Sampo Oyj –
	Class A	11,480,860
		85,083,640
Health Care – 13.1%
135,447	Dechra
	Pharmaceuticals
	PLC	6,406,342
169,321	GlaxoSmithKline
	PLC – ADR	6,043,067
134,685	Grifols SA	3,524,972
75,600	Hoya Corp.	8,897,880
143,526	Koninklijke
	Philips NV	8,184,655
84,385	Novartis AG – ADR	7,213,230
96,152	Novo Nordisk
	A/S – Class B	6,479,071
227,548	Roche Holding
	Ltd. – ADR	9,229,347
		55,978,564
Industrials – 17.9%
264,348	Assa Abloy AB	7,608,040
149,030	Atlas Copco
	AB – Class B	7,767,061
38,900	Daikin Industries	7,863,978
51,559	Ferguson PLC	6,159,014
67,130	KION Group AG	6,632,845
166,350	Prysmian SpA	5,401,421
153,494	Recruit Holdings
	Company Ltd.	7,537,509
67,113	Schneider
	Electric SE	10,223,706
27,671	Spirax-Sarco
	Engineering PLC	4,347,639
38,487	Vestas Wind
	Systems A/S	7,939,362
202,050	Volvo AB	5,116,921
		76,597,496

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS – 98.1% (Continued)

Information Technology – 9.7%
24,134	Dassault
	Systemes SE	$5,158,393
227,738	Infineon
	Technologies AG	9,689,739
49,938	SAP SE – ADR	6,131,887
47,443	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd. –
	ADR	5,611,558
70,900	TDK Corp.	9,869,829
62,128	Worldline SA1	5,201,182
		41,662,588
Materials – 5.8%
32,629	Air Liquide SA	5,327,550
58,495	Croda
	International PLC	5,118,122
1,244,364	DS Smith PLC	6,992,469
138,692	Umicore SA	7,358,252
		24,796,393
Real Estate – 3.0%
2,715,000	Hang Lung
	Properties Ltd.	7,086,810
88,276	Vonovia SE	5,768,793
		12,855,603
Utilities – 1.5%
38,516	Orsted A/S	6,219,000
		6,219,000
TOTAL COMMON STOCKS
(Cost $311,841,591)		419,425,296

SHORT-TERM INVESTMENTS – 2.2%

Money Market Funds – 2.2%
9,420,006	First American
	Treasury Obligations
	Fund – Class X,
	0.030%[2]	9,420,006

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,420,006)		9,420,006
TOTAL INVESTMENTS – 100.3%
(Cost $321,261,597)		428,845,302
Liabilities in Excess
of Other Assets – (0.3)%		(1,221,799)
NET ASSETS – 100.0%		$427,623,503

ADR  American Depositary Receipt
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of March 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Investment Outlook

At the start of 2020, few were prepared for a year marked by a global pandemic, social distancing and lockdowns, and widespread disruption to daily social and economic life around the world. As the months passed, the health care crisis impacted global economies in different ways. After a sharp third quarter recovery following historic declines earlier in the year, U.S. Growth Domestic Product grew at 4.1% in the fourth quarter of 2020. For 2021, the IMF predicts a 6.4% rate of growth for the U.S., revised up after the $1.9 trillion COVID relief fiscal stimulus plan was enacted by Congress.

New infrastructure and fiscal spending could raise the likelihood of prolonged economic growth. As the economy normalizes, economic drivers should successfully transition from public to private spending. As vaccination levels among the U.S. population increase and consumers regain the ability and willingness to expand their spending beyond essentials, economic strength will broaden beyond the manufacturing and construction sectors to include consumption of goods and services. With fiscal stimulus and recovering employment, households with stronger savings and income can drive this transition.

We do not expect runaway inflation in the next 6-12 months but rather a gradual trend higher. There remains the potential for disruptive increases as economic activity recovers sharply. However, this is unlikely to result in inflation that is out of control or beyond the policy actions of the Federal Reserve (the “Fed”). The Fed has been clear and consistent in its mission to bring back inflation that remains reliably above 2% and low unemployment at or below 4%. We expect Fed Fund rates to remain at current levels and do not expect any imminent tapering in their asset purchases.

Markets have rallied to new highs in anticipation of a strong recovery and appear to also discount a smooth reopening. But there are risks to this outlook: supply chain disruptions and staffing shortages could slow down economic acceleration, while the global trajectory of the COVID pandemic could delay or diminish nationwide recovery.

Corporate earnings should be strong in 2021, with a synchronized global recovery fueled in part by inventory rebuilding and on-shoring, pent up demand, and high savings rates.  We continue to expect earnings-driven upside to the markets rather than valuation multiple expansion. This can lead to greater dispersion among stock returns; thus, we expect stock picking to be a large driver of future performance. Our focus remains on high-quality ESG companies with attractive valuations, structural growth drivers, and sustainable business models.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Portfolio Positioning

Over the past months, as we gained more clarity about the economic and vaccination trajectory, we reduced the defensive tilt in the Boston Common ESG Impact U.S. Equity Fund (the “U.S. Equity Fund”).

Leaning into economic normalization, we selectively added cyclical exposure with companies that stand to benefit from economic reopening, investment spending, and a growing focus on the environment. A new holding, Carrier Global, is a manufacturer of sustainable solutions in heating, cooling, and refrigeration (HVAC) systems.  With a large global business relative to its peers, Carrier is well positioned to benefit from demand for higher interior air quality and efficiency initiatives announced not only in U.S. states but also in countries in Europe and Asia with leading carbon-neutral goals. The company’s ductless systems offer greater ease of installation while reducing the heat loss associated with traditional central air ducts and the inefficiency of window units.  As electric vehicle (EV) technology advances, we continue to find investment opportunities, including Magna International, the 3rd largest auto parts supplier globally. Its powertrain technology can easily be transitioned to EVs, and ongoing work to reduce vehicle weight alongside driver assisted electronics positions Magna well to continue supplying its diverse customer base of global auto manufacturers.

With a steepening yield curve and higher financial asset prices, we continued to increase the U.S. Equity Fund’s exposure to Financials. Bank holdings stand to gain from an improving economy, and we added to current holdings, reducing the U.S. Equity Fund’s underweight to the Financials sector. Another new holding, Ameriprise Financial, is a diversified services group with a growing global footprint. Their embedded ESG offerings leverage their asset accumulation abilities.

With the strong advance in stocks and the rotation to lower-valued cyclical stocks, valuation remains a key factor in portfolio construction. Over the last six months, we have scaled back the U.S. Equity Fund’s overweight to Information Technology. We trimmed additional holdings where fundamentals remain strong but where price action afforded us an opportunity to redeploy profits to other, more attractively valued holdings. As an example, attractive valuation relative to growth prospects underpinned the addition of Vertex Pharmaceuticals, an innovative biotech firm specializing in developing therapies for underserved medical conditions, like cystic fibrosis. We believe the company’s pipeline is attractive and currently under appreciated by investors. To fund this new position, we sold biotech Gilead Sciences, where the revenue outlook appears to be challenging.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Management Discussion

Over the past six months ending March 31, 2021, the U.S. Equity Fund rose 19.81%, outperforming the S&P 500® Index (the “Index”), which rose 19.07%.  Stock selection was a significant contributor to the U.S. Equity Fund’s relative outperformance during this period.

The best performing sector on a relative basis, Consumer Discretionary, benefited from top performers such as flooring specialist Mohawk Industries and apparel manufacturer PVH Corp.  In the Information Technology sector, the U.S. Equity Fund’s overweight to the semiconductor industry was beneficial. The current global shortages in semiconductors highlight accelerating demand amidst ongoing secular growth prospects, contributing to strong performance by memory chip maker Micron Technologies and equipment manufacturer Applied Materials.  Banks, including Citigroup and PNC Financial, were among the top contributors as the yield curve steepened and investors gained confidence in the industry’s operating outlook and ability to resume stock buy backs. Morgan Stanley’s strong performance was supported by the rebounding global financial markets. Google parent Alphabet and media giant Walt Disney were also top performers.

The U.S. Equity Fund’s longer-term investments in companies that provide solutions to climate change, such as green infrastructure financier Hannon Armstrong, helped. Hannon Armstrong (HASI) is a prime beneficiary of infrastructure spending focused on climate change and plays a pivotal role in the financing of sustainable development projects necessary for a successful transition to a low-carbon society.

The Health Care sector was the largest detractor for the U.S. Equity Fund’s performance over the last six months, while the lack of exposure to the conventional Energy sector also challenged relative returns as oil prices rebounded. Some technology holdings, including Apple, Adobe, Microsoft, and Visa, languished after multi-year strong showings. Returns in more defensive holdings, such as telecommunication provider Verizon and consumer products giant Kimberly Clark, were also weak. Customer relations software company Salesforce struggled as investors maintain skepticism around a recent acquisition.

We remain committed to responsible investing anchored in research-driven stock selection and thoughtful portfolio construction.  The U.S. Equity Fund maintains a more modest “barbell” as we have, on the margin, repositioned to stocks that are beneficiaries of cyclical growth from the expected economic recovery and trimmed secular growth winners from the Pandemic.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

Earnings growth is not representative of the future performance.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy. This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise is advantageous for it to do so. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Diversification does not assure a profit or protect against loss in a declining market.

Boston Common Asset Management, LLC is the adviser to the Fund, which is distributed by Quasar Distributors, LLC.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common ESG Impact Funds.

The S&P 500® Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure a broad domestic securities market. It is not possible to invest directly in an index.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SECTOR ALLOCATION at March 31, 2021 (Unaudited)

Sector	% of Net Assets[1]
Information Technology	30.4%
Consumer Discretionary	12.6%
Health Care	11.9%
Financials	11.2%
Communication Services	11.1%
Industrials	8.6%
Consumer Staples	5.5%
Real Estate	3.0%
Materials	2.0%
Utilities	1.9%

[1]	Excludes short-term investments and other assets in excess of liabilities.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited)

Shares		Value
COMMON STOCKS – 98.2%

Communication Services – 11.1%
9	Alphabet, Inc. –
	Class A1	$18,563
1,299	Alphabet, Inc. –
	Class C1	2,687,150
1,154	Netflix, Inc.[1]	601,996
10,605	The New York Times
	Company – Class A	536,825
21,790	Verizon
	Communications, Inc.	1,267,088
4,650	Walt Disney Company	858,018
		5,969,640
Consumer Discretionary – 12.6%
2,635	Advance Auto
	Parts, Inc.	483,496
305	Booking
	Holdings, Inc.[1]	710,601
3,195	Home Depot, Inc.	975,274
6,035	Magna
	International, Inc.	531,321
6,550	Mohawk
	Industries, Inc.[1]	1,259,630
4,985	PVH Corp.[1]	526,915
5,391	Target Corp.	1,067,795
8,130	TJX Companies, Inc.	537,800
3,132	TopBuild Corp.	655,935
		6,748,767
Consumer Staples – 5.5%
5,110	Colgate-Palmolive
	Company	402,821
2,093	The Estee Lauder
	Companies, Inc. –
	Class A	608,749
4,420	Kimberly-Clark Corp.	614,601
11,875	Mondelez
	International, Inc. –
	Class A	695,044
4,640	Procter & Gamble
	Company	628,395
		2,949,610
Financials – 11.2%
1,836	Ameriprise
	Financial, Inc.	426,778
2,510	Aon PLC	577,576
20,315	Citigroup, Inc.	1,477,916
2,530	CME Group, Inc.	516,702
17,610	Morgan Stanley	1,367,593
5,030	PNC Financial
	Services
	Group, Inc.	882,312
4,475	T. Rowe Price
	Group, Inc.	767,910
		6,016,787
Health Care – 11.9%
5,575	Agilent
	Technologies, Inc.	708,805
2,170	Amgen, Inc.	539,918
1,692	Biogen, Inc.[1]	473,337
9,100	Cerner Corp.	654,108
3,510	Danaher Corp.	790,031
12,250	Merck & Company, Inc.	944,352
7,685	Novo Nordisk
	A/S – ADR	518,123
1,140	Regeneron
	Pharmaceuticals,
	Inc.[1]	539,380
2,709	Vertex
	Pharmaceuticals,
	Inc.[1]	582,137
2,120	Waters Corp.[1]	602,440
		6,352,631
Industrials – 8.6%
4,319	3M Company	832,185
16,695	Carrier Global Corp.	704,863
3,845	Cummins, Inc.	996,278
8,330	Emerson Electric
	Company	751,532
2,600	Kansas City Southern	686,192
8,111	Wabtec Corp.	642,067
		4,613,117
Information Technology – 30.4%
2,300	Adobe, Inc.[1]	1,093,351
3,510	Analog Devices, Inc.	544,331
25,890	Apple, Inc.	3,162,463
6,610	Applied Materials, Inc.	883,096
16,355	Ciena Corp.[1]	894,946
10,325	First Solar, Inc.[1]	901,372
2,847	Intuit, Inc.	1,090,572
12,165	Micron
	Technology, Inc.[1]	1,073,075

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS – 98.2% (Continued)

Information Technology – 30.4% (Continued)
16,096	Microsoft Corp.	$3,794,954
2,909	salesforce.com, Inc.[1]	616,330
8,870	Visa, Inc. – Class A	1,878,045
2,520	VMware, Inc.[1]	379,134
		16,311,669
Materials – 2.0%
3,960	AptarGroup, Inc.	561,013
2,447	Ecolab, Inc.	523,830
		1,084,843
Real Estate – 3.0%
20,595	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT	1,155,380
22,002	Kimco Realty
	Corp. – REIT	412,537
		1,567,917
Utilities – 1.9%
3,961	American Water
	Works Company, Inc.	593,833
8,255	Avangrid, Inc.	411,182
		1,005,015
TOTAL COMMON STOCKS
(Cost $30,680,281)		52,619,996

SHORT-TERM INVESTMENTS – 1.7%

Money Market Funds – 1.7%
919,449	First American
	Treasury Obligations
	Fund – Class X, 0.030%[2]
		919,449
TOTAL SHORT-TERM INVESTMENTS
(Cost $919,449)		919,449
TOTAL INVESTMENTS – 99.9%
(Cost $31,599,730)		53,539,445
Other Assets in Excess
of Liabilities – 0.1%		61,600
NET ASSETS – 100.0%		$53,601,045

ADR  American Depositary Receipt
REIT  Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of March 31, 2021.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2021 (Unaudited)

	International	U.S. Equity
	Fund	Fund
ASSETS:
Investments in securities, at value (cost $321,261,597
and $31,599,730, respectively)	$428,845,302	$53,539,445
Cash	29,884	—
Receivables:
Fund shares sold	835,560	70,056
Dividends and interest	1,535,814	35,228
Prepaid expenses	24,032	22,240
Total assets	431,270,592	53,666,969

LIABILITIES:
Payables:
Investment securities purchased	2,709,955	—
Fund shares redeemed	578,506	—
Investment advisory fees, net	284,764	26,967
Fund administration & fund accounting fees	31,484	12,931
Audit fees	10,960	10,960
Transfer agent fees	9,957	3,439
Custody fees	6,972	1,944
Registration fees	990	28
Printing & mailing expenses	5,711	1,718
Trustee fees	3,983	3,335
Miscellaneous expenses	1,769	2,564
Chief Compliance Officer fees	2,038	2,038
Total liabilities	3,647,089	65,924
NET ASSETS	$427,623,503	$53,601,045

COMPONENTS OF NET ASSETS:
Paid-in capital	$322,472,722	$30,844,308
Total distributable (accumulated) earnings (losses)	105,150,781	22,756,737
Net assets	$427,623,503	$53,601,045

Net assets value (unlimited shares authorized):
Net assets	$427,623,503	$53,601,045
Shares of beneficial interest
issued and outstanding	11,455,838	935,934
Net asset value, offering, and
redemption price per share	$37.33	$57.27

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2021 (Unaudited)

	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax
and issuance fees of $333,306
and $1,475, respectively)	$2,798,899	$281,790
Interest	1,321	173
Total investment income	2,800,220	281,963

Expenses:
Investment advisory fees	1,517,505	180,695
Fund administration & fund accounting fees	142,174	40,931
Custody fees	46,025	3,395
Transfer agent fees	34,719	10,809
Registration fees	12,732	12,291
Audit fees	11,020	11,020
Trustee fees	9,981	7,855
Miscellaneous expense	9,701	4,011
Printing & mailing expense	7,300	1,421
Chief Compliance Officer fees	6,117	6,117
Legal fees	3,309	3,272
Insurance expenses	1,827	111
Total expenses	1,802,410	281,928
Less: fees waived	—	(41,001)
Net expenses	1,802,410	240,927
Net investment income (loss)	997,810	41,036

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments
and foreign currency	14,796,494	1,054,968
Net change in unrealized appreciation/depreciation
on investments and foreign currency	34,094,046	7,482,634
Net realized and unrealized gain (loss)
on investments and foreign currency	48,890,540	8,537,602
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS	$49,888,350	$8,578,638

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2021	September 30,
	(Unaudited)	2020
NET INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$997,810	$2,003,553
Net realized gain (loss) on investments
and foreign currency	14,796,494	(7,667,097)
Net change in unrealized appreciation/depreciation
on investments and foreign currency	34,094,046	38,187,044
Net increase (decrease) in net assets
resulting from operations	49,888,350	32,523,500

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(2,338,866)	(6,042,413)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions[1]	59,548,194	59,930,293
Total increase (decrease) in net assets	107,097,678	86,411,380

NET ASSETS
Beginning of period/year	320,525,825	234,114,445
End of period/year	$427,623,503	$320,525,825

[1]	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2021		Year Ended
	(Unaudited)		September 30, 2020
	Shares	Value	Shares	Value
Shares sold	2,184,509	$81,072,092	3,824,547	$113,558,369
Shares issued to holders
in reinvestment
of distributions	47,872	1,758,818	133,553	4,213,585
Shares redeemed[2]	(644,082)	(23,282,716)	(2,075,993)	(57,841,661)
Net increase (decrease)	1,588,299	$59,548,194	1,882,107	$59,930,293
Beginning shares	9,867,539		7,985,432
Ending shares	11,455,838		9,867,539

[2]	Net of redemption fees of $2,137 and $11,547, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2021	September 30,
	(Unaudited)	2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$41,036	$199,197
Net realized gain (loss) on investments
and foreign currency	1,054,968	477,664
Net change in unrealized appreciation/depreciation
of investments and foreign currency	7,482,634	3,868,514
Net increase (decrease) in net assets
resulting from operations	8,578,638	4,545,375

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(171,071)	(1,557,801)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from
capital share transactions[1]	1,980,595	2,251,119
Total increase (decrease) in net assets	10,388,162	5,238,693

NET ASSETS
Beginning of period/year	43,212,883	37,974,190
End of period/year	$53,601,045	$43,212,883

[1]	A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2021		Year Ended
	(Unaudited)		September 30, 2020
	Shares	Value	Shares	Value
Shares sold	56,700	$3,106,023	202,096	$8,935,563
Shares issued to holders
in reinvestment
of distributions	2,600	139,573	27,727	1,251,324
Shares redeemed	(24,163)	(1,265,001)	(198,295)	(7,935,768)
Net increase (decrease)	35,137	$1,980,595	31,528	$2,251,119
Beginning shares	900,797		869,269
Ending shares	935,934		900,797

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	March 31,
	2021	Year Ended September 30,
	(Unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning
of period/year	$32.48	$29.32	$30.51	$30.14	$26.12	$24.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.10	0.23	0.59	0.42	0.35	0.35
Net realized and unrealized
gain (loss) on investments	4.99	3.64	(1.41)	0.31	4.07	1.88
Total from operations	5.09	3.87	(0.82)	0.73	4.42	2.23

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.24)	(0.71)	(0.37)	(0.36)	(0.40)	(0.28)
Total distributions	(0.24)	(0.71)	(0.37)	(0.36)	(0.40)	(0.28)
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value,
end of period/year	$37.33	$32.48	$29.32	$30.51	$30.14	$26.12
Total return	15.67%[3]	13.29%	(2.53)%	2.43%	17.26%	9.26%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$427,624	$320,526	$234,114	$250,694	$219,225	$195,332
Expenses to average
net assets	0.95%[4]	1.00%	1.00%	1.04%	1.13%	1.12%
Net investment income
(loss) to average
net assets	0.53%[4]	0.75%	2.09%	1.38%	1.28%	1.40%
Portfolio turnover rate	12%[3]	33%	32%	26%	33%	32%

[1]	Calculated based on average shares outstanding during the period.
[2]	Less than $0.01 or $(0.01) per share, as applicable.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	March 31,
	2021	Year Ended September 30,
	(Unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning
of period/year	$47.97	$43.69	$45.18	$41.77	$36.85	$32.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.05	0.23	0.29	0.28	0.38	0.29
Net realized and unrealized
gain (loss) on investments	9.44	5.85	0.25	4.47	5.23	4.65
Total from operations	9.49	6.08	0.54	4.75	5.61	4.94

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.19)	(0.27)	(0.29)	(0.37)	(0.31)	(0.29)
Distributions from
net realized gain	—	(1.53)	(1.74)	(0.97)	(0.38)	(0.01)
Total distributions	(0.19)	(1.80)	(2.03)	(1.34)	(0.69)	(0.30)
Paid-in capital from
redemption fees	—	—	—	—	0.00 [2]	0.00 [2]
Net asset value,
end of period/year	$57.27	$47.97	$43.69	$45.18	$41.77	$36.85
Total return	19.81%[3]	14.17%	2.02%	11.50%	15.47%	15.41%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s)	$53,601	$43,213	$37,974	$36,181	$33,794	$26,482
Expenses before
fees waived	1.17%[4]	1.27%	1.25%	1.30%	1.38%	1.35%
Expenses after
fees waived	1.00%[4]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment
income (loss) before
fees waived	0.00%[4,5]	0.23%	0.43%	0.34%	0.61%	0.49%
Net investment
income (loss) after
fees waived	0.17%[4]	0.50%	0.68%	0.64%	0.99%	0.84%
Portfolio turnover rate	8%[3]	38%	28%	27%	22%	29%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.
[5]	Does not round to 0.01% or (0.0)%, as applicable.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

The International Fund and the U.S. Equity Fund (collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services— Investment Companies.”

The Funds’ investment objective is to seek long-term capital appreciation. The Funds seek to preserve and build capital over the long-term through investing in a diversified portfolio of common stocks and American Depositary Receipts (“ADR”) of companies it believes are high quality, sustainable and undervalued. The International Fund invests in European Depositary Receipts and Global Depositary Receipts.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, which are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Services Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the International Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2021 (Unaudited) (Continued)

determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Trust’s Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Trust’s Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the International Fund.

As described above, the Funds utilize various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2021 (Unaudited) (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2021. See the Schedules of Investments for sector breakouts.

International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Communication
Services	$—	$19,733,143	$—	$19,733,143
Consumer
Discretionary	5,751,006	40,373,136	—	46,124,142
Consumer Staples	10,872,334	34,251,275	—	45,123,609
Energy	—	5,251,118	—	5,251,118
Financials	5,049,074	80,034,566	—	85,083,640
Health Care	22,485,643	33,492,921	—	55,978,564
Industrials	—	76,597,496	—	76,597,496
Information
Technology	11,743,445	29,919,143	—	41,662,588
Materials	—	24,796,393	—	24,796,393
Real Estate	—	12,855,603	—	12,855,603
Utilities	—	6,219,000	—	6,219,000
Total Common
Stocks	55,901,502	363,523,794	—	419,425,296
Short-Term
Investments	9,420,006	—	—	9,420,006
Total Investments
in Securities	$65,321,508	$363,523,794	$—	$428,845,302

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2021 (Unaudited) (Continued)

U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$52,619,996	$—	$—	$55,562,046
Short-Term
Investments	919,449	—	—	919,449
Total Investments
in Securities	$53,539,445	$—	$—	$53,539,445

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2021 (Unaudited) (Continued)

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of the most recent fiscal year ended September 30, 2020, the Funds had no post-October losses or late year losses. As of the most recent fiscal year ended September 30, 2020, the International Fund had short-term capital loss carryforwards of $9,139,730 and long-term capital loss carryforwards of $3,088,855. The U.S. Equity Fund had no capital loss carryforwards available for federal income tax purposes.

As of March 31, 2021, the Funds did not have any tax positions that did not meet the “more likely than not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2021, the Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2021 (Unaudited) (Continued)

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to the Funds’ net asset value per share. The Funds charge a 2.00% redemption fee on shares held less than 30 calendar days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

I.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Adviser”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”) for the Funds. Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.80% for the International Fund and 0.75%

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2021 (Unaudited) (Continued)

for the U.S. Equity Fund based upon the average daily net assets of each Fund. For the six months ended March 31, 2021, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (“Expense Caps”) of each Fund’s average daily net assets to 1.20% for the International Fund and 1.00% for the U.S. Equity Fund, respectively. The Operating Expense Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Funds, upon sixty days written notice to the Adviser. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any reimbursement is subject to the Board’s review and approval. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Funds toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the expense caps in place at the time of waiver or at the time of reimbursement. At March 31, 2021, the remaining cumulative unreimbursed amount waived by the Adviser on behalf of the U.S. Equity Fund that may be reimbursed was $301,099. For the six months ended March 31, 2021, the Adviser did not waive any fees or reimburse expenses for the International Fund. The Adviser may recapture a portion of the above amount no later than the dates stated below. Any recapture of a fee waived or expense reimbursed should occur before the end of the third year following the period to which the fee waiver and/or expense absorption relates.

The amount of fees and expenses waived and reimbursed by the Adviser during the six months ended March 31, 2021 are disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Funds, if applicable.

U.S. Equity Fund

Year of Expiration	Amount
September 30, 2021	$63,211
September 30, 2022	90,052
September 30, 2023	106,835
March 31, 2024	41,001

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates the Funds’ NAVs, prepares various federal

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2021 (Unaudited) (Continued)

and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer of the Funds are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended March 31, 2021, are disclosed in the Statements of Operations.

Quasar Distributors, LLC acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as the Funds’ custodian. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2021, the cost of purchases and proceeds from the sales or maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales/Maturities
International Fund	$102,153,234	$45,449,916
U.S. Equity Fund	5,676,266	3,921,471

For the six months ended March 31, 2021, there were no purchases or sales of U.S. Government obligations in the Funds.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2021 and the year ended September 30, 2020 were as follows:

	March 31, 2021	September 30, 2020
International Fund
Ordinary income	$2,338,866	$6,042,413
Long-term capital gain	—	—

U.S. Equity Fund
Ordinary income	$171,071	$231,822
Long-term capital gain	—	1,325,979

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2021 (Unaudited) (Continued)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at the most recent fiscal year ended September 30, 2020 were as follows1:

International Fund

Cost of investments	$251,813,572
Gross tax unrealized appreciation	84,573,981
Gross tax unrealized depreciation	(17,082,965)
Net tax unrealized appreciation (depreciation)	67,491,016
Undistributed ordinary income	2,338,866
Undistributed long-term capital gain	—
Total distributable earnings	2,338,866
Other distributable (accumulated) gains (losses)	(12,228,585)
Total distributable (accumulated) earnings (losses)	$57,601,297

U.S. Equity Fund

Cost of investments	$29,015,660
Gross tax unrealized appreciation	15,478,005
Gross tax unrealized depreciation	(1,260,316)
Net tax unrealized appreciation (depreciation)	14,217,689
Undistributed ordinary income	131,481
Undistributed long-term capital gain	—
Total distributable earnings	131,481
Other distributable (accumulated) gains (losses)	—
Total distributable (accumulated) earnings (losses)	$14,349,170

[1]
The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment company securities.

BOSTON COMMON ESG IMPACT FUNDS

NOTES TO FINANCIAL STATEMENTS March 31, 2021 (Unaudited) (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Interest expense for the six months ended March 31, 2021 is disclosed in the Statements of Operations, if applicable. Credit facility activity for the six months ended March 31, 2021 was as follows:

	International	U.S. Equity
	Fund	Fund
Maximum available credit	$10,000,000	$2,000,000
Largest amount outstanding
on an individual day	—	—
Average balance when in use	—	—
Credit facility outstanding
as of March 31, 2021	—	—
Average interest rate	—	—

NOTE 7 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance. Please refer to the Funds’ prospectus for information regarding the Funds’ principal risks.

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended March 31, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. The examples are intended to help you understand your ongoing  costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/20 – 3/31/21).

Actual Expenses

The “Actual” line of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem within 30 calendar days after purchase. In addition to the Funds’ expenses, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds of other investment companies in which the Funds have shares. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that

BOSTON COMMON ESG IMPACT FUNDS

EXPENSE EXAMPLES For the Six Months Ended March 31, 2021 (Unaudited) (Continued)

appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/20	3/31/21	10/1/20 – 3/31/21[1]
Actual	$1,000.00	$1,156.70	$5.11
Hypothetical (5% return
before expenses)	1,000.00	1,020.19	4.78

[1]
Expenses are equal to the International Fund’s annualized expense ratio for the most recent six-month period of 0.95% multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one-half year period).

U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/20	3/31/21	10/1/20 – 3/31/21[2]
Actual	$1,000.00	$1,198.10	$5.48
Hypothetical (5% return
before expenses)	1,000.00	1,019.95	5.04

[2]
Expenses are equal to the U.S. Equity Fund’s annualized expense ratio for the most recent six-month period of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one-half year period).

BOSTON COMMON ESG IMPACT FUNDS

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ website at www.bostoncommonfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ quarterly holdings for the most recent fiscal year can be obtained by accessing the Funds’ website at www.bostoncommonfunds.com. The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling (877) 777-6944.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi-annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds’ transfer agent at (877) 777-6944 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request. In addition, see the Important Notice on the cover page for changes to the distribution of the annual and semi-annual reports effective January 1, 2021.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.bostoncommonfunds.com.

(This Page Intentionally Left Blank.)

BOSTON COMMON ESG IMPACT FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
BOSTON COMMON ASSET MANAGEMENT, LLC
200 State Street, 7th Floor
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102

Legal Counsel
SULLIVAN & WORCESTER, LLP
1633 Broadway, 32nd Floor
New York, New York  10019

Boston Common ESG Impact International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common ESG Impact U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Printed on 100% post-consumer waste paper

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    6/3/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    6/3/21

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    6/7/21

* Print the name and title of each signing officer under his or her signature.